UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

NETBANK, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-22361	58-2224352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1015 Windward Ridge Parkway, Alpharetta, GA		30005
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 770-343-6006

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 14, 2007, NetBank, Inc. (the “Company”) received an additional written Staff Determination Notice from the NASDAQ Stock Market (“NASDAQ”) stating that the Company is not in compliance with NASDAQ requirements for continued listing as set forth in NASDAQ’s Marketplace Rule 4310(c)(14) because it did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 (the “10-Q”). NASDAQ Marketplace Rule 4310(c)(14) requires the Company to make, on a timely basis, all filings with the Securities and Exchange Commission (the “SEC”) as required by the Securities Exchange Act of 1934, as amended.

On May 11, 2007, the Company filed Form 12b-25 with the SEC relating to the late filing of its 10-Q. The information in the Company’s Form 12b-25 is incorporated by reference herein.

In response to a similar letter the Company received on March 20, 2007, following its failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the “10-K”), the Company requested, and was granted, a hearing before a NASDAQ Listing Qualifications Panel. The hearing was held on May 3, 2007. During the hearing, the Company presented its plan for regaining compliance. Since the Company is unable to file its 10-Q before its 10-K has been filed, management currently expects to file the 10-K and 10-Q concurrently on or before June 30, 2007.

The May 14, 2007, NASDAQ notice states that the 10-Q delinquency serves as an additional basis for delisting the Company’s securities on the NASDAQ Global Market and that the NASDAQ Listing Qualifications Panel will consider this additional basis for delisting in rendering a determination regarding the Company’s continued listing on the NASDAQ Global Market. There can be no assurance that the panel will grant the Company’s request for continued listing. Pending a decision by the panel, the Company’s shares will remain listed on the NASDAQ Global Market.

The Company issued a press release on May 15, 2007, announcing its receipt of this additional notice from NASDAQ. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 8.01  Other Events.

In its press release issued on May 15, 2007, the Company disclosed that it will delay reporting its results for the quarter ended March 31, 2007, until its auditors have completed the audit of the Company’s financial statements for the year ended December 31, 2006, and the Company has filed the 10-K with the SEC. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit
99	Announcement of Notice of Non-Compliance from NASDAQ (filed pursuant to Item 3.01 and Item 8.01)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETBANK, INC.

Date: May 15, 2007
	By:	/s/ James P. Gross
James P. Gross
Chief Financial Officer